DANA LARGE CAP EQUITY FUND

DANA SMALL CAP EQUITY FUND

Each a series of Valued Advisers Trust

Supplement to Statement of Additional Information

Dated February 29, 2016

Supplement dated June 17, 2016

The Statement of Additional Information (the “SAI”), dated February 29, 2016, for the Dana Large Cap Equity Fund and the Dana Small Cap Equity Fund (each a “Fund”) is hereby amended to add the following as the final paragraph of the Proxy Voting Policy section:

In addition to voting proxies of portfolio companies held by the Funds, the Adviser may at times engage in additional forms of shareholder advocacy on behalf of the Funds. For example, the Adviser may engage in dialogue with management or shareholders of a portfolio company and the public to express its views on proposals to shareholders. On occasion, the Adviser may submit shareholder proposals to encourage portfolio companies to take action, such as implementing policies to improve transparency, reduce risk, or enhance long-term shareholder value.

Further Information

For further information, please contact the Funds toll-free at (855) 280-9648. You may also obtain additional copies of the Funds’ Prospectus and SAI, free of charge, by writing to the Funds c/o Ultimus Asset Services, LLC at Post Office Box 46707, Cincinnati, Ohio 45246-0707, or by calling the Funds toll-free at the number above.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, which provide information that you should know before investing in the Funds and should be retained for future reference. These documents are available upon request and without charge by calling Shareholder Services at (855) 280-9648.